Exhibit 10.1

EXECUTION VERSION

MERGER SUPPORT AGREEMENT

This MERGER SUPPORT AGREEMENT, dated as of October 29, 2017 (this “Agreement”), is made and entered into by and among Dynegy Inc., a Delaware corporation (“Rockets”), and the Mavericks Stockholders listed on the signature pages hereto (collectively, the “Stockholders” and, together with Rockets, the “Parties”).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, Rockets and Vistra Energy Corp., a Delaware corporation (“Mavericks”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”);

WHEREAS, as of the date hereof, the Stockholders collectively Beneficially Own 144,543,226 shares of Mavericks Common Stock, as set forth on Exhibit A attached hereto (the “Existing Shares”); and

WHEREAS, as a material condition and inducement to Rockets’ willingness to enter into the Merger Agreement, the Stockholders have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATIONS

Section 1.1                                    Defined Terms. As used in this Agreement, the following terms have the following meanings:

“Affiliate” means, as to any Person, any other Person which, directly or indirectly, Controls, or is Controlled by, or is under common Control with, such Person; provided, however, that, for purposes of this Agreement, Brookfield Investment Management Inc., a Delaware corporation (“BIM”), shall not be deemed to be an Affiliate of any of the Stockholders.

“Beneficially Own” means, shares over which the entities listed on Exhibit A attached hereto have sole, direct “beneficial ownership” for purposes of Rule 13d-3 or 13d-5 under the Exchange Act as in effect on the date hereof. Similar terms such as “Beneficial Ownership” and “Beneficial Owner” have the corresponding meanings. For the avoidance of doubt, Rockets shall not be deemed to be the Beneficial Owner of any Mavericks Common Stock by virtue of this Agreement or the Merger Agreement.

“Control” (including, with its correlative meanings) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person,

whether through the ownership of securities or partnership interests or other ownership interests, by contract or otherwise.

“Covered Mavericks Shares” means, with respect to each Stockholder, (a) any Existing Shares Beneficially Owned by such Stockholder and (b) any Mavericks Securities of which such Stockholder has direct Beneficial Ownership after the date hereof, in each case during the Voting Period; provided, however, that any Existing Shares that are Transferred after the date hereof (other than a Transfer by a Stockholder to another Stockholder or an Affiliate thereof and, in the case of such Transfer, such Existing Shares shall be deemed Covered Mavericks Shares) shall cease to be Covered Mavericks Shares.

“Lien” means any lien, claim, mortgage, encumbrance, pledge, deed of trust, security interest, equity or charge of any kind.

“Oaktree Parties” means OCM OPPORTUNITIES FUND VII, L.P., OCM OPPORTUNITIES FUND VIIB, L.P., OAKTREE FF INVESTMENT FUND, L.P., OAKTREE VALUE OPPORTUNITIES FUND, L.P., OAKTREE OPPORTUNITIES FUND VIII, L.P., OAKTREE HUNTINGTON INVESTMENT FUND, L.P., OAKTREE OPPORTUNITIES FUND VIII (PARALLEL 2), L.P., OAKTREE OPPORTUNITIES FUND VIIIB, L.P., OAKTREE OPPORTUNITIES FUND IX, L.P., OAKTREE OPPORTUNITIES FUND IX (PARALLEL 2), L.P., OAKTREE OPPORTUNITIES FUND X, L.P., OAKTREE-FORREST MULTI-STRATEGY, LLC - SERIES B, OAKTREE HUNTINGTON INVESTMENT FUND II, L.P. - CLASS A, OAKTREE LOAN FUND 2X, L.P., OAKTREE HIGH YIELD BOND FUND, L.P., OAKTREE HIGH YIELD FUND II, L.P., OAKTREE GLOBAL HIGH YIELD BOND FUND L.P., OCM HIGH YIELD TRUST, ARCH REINSURANCE LTD., AUTOMOBILE CLUB OF SOUTHERN CALIFORNIA, CENTRAL STATES PENSION FUND/GSAM, L.P., EMPLOYEES’ RETIREMENT FUND OF THE CITY OF DALLAS, CSAA INSURANCE EXCHANGE, DOW RETIREMENT GROUP TRUST, FCA US LLC MASTER RETIREMENT TRUST, INTERNATIONAL PAPER COMPANY COMMINGLED INVESTMENT GROUP TRUST, IOWA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, MISSOURI EDUCATION PENSION TRUST, PG&E CORPORATION RETIREMENT MASTER TRUST, PACIFIC GAS AND ELECTRIC VEBA, SEARS HOLDINGS MASTER PENSION TRUST, OAKTREE SENIOR LOAN FUND, L.P., STATE TEACHERS RETIREMENT SYSTEM OF OHIO, TEXAS COUNTY AND DISTRICT RETIREMENT SYSTEM, TMCT II, LLC, FONDS VOOR GEMENE REKENING BEROEPSVERVOER, WESPATH BENEFITS INVESTMENTS.

“Transfer” means any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, or the entry into any contract or understanding with respect to any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, including, with respect to any capital stock or interests in capital stock, the entry into any swap or any contract, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, contract, transaction or series of transactions is to be settled by delivery of Mavericks Securities, in cash or otherwise.

Section 1.2                                    Interpretations. Each capitalized term used but not defined in this Agreement has the meaning given to it in the Merger Agreement. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any Law defined or referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. References in this Agreement to specific Laws or to specific provisions of Laws shall include all rules and regulations promulgated thereunder. The word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends and not simply “if.” Except as expressly set forth in this Agreement, when calculating the period of time before which, within which or after which any act is to be done or step taken pursuant to this Agreement, (a) the date that is the reference date in calculating such period shall be excluded and (b) if the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day. All references in this Agreement to a number of days are to such number of calendar days unless Business Days are specified. References to a Person are also to its permitted successors and assigns.

ARTICLE II

VOTING AGREEMENT AND IRREVOCABLE PROXY

Section 2.1                                    Agreement to Vote.

(a)                       Each Stockholder hereby irrevocably and unconditionally agrees that, from and after the date hereof, at the Mavericks Stockholders’ Meeting and at any other meeting of the Mavericks Stockholders, however called, in each case, including any adjournment or postponement thereof, and in connection with any written consent of the Mavericks Stockholders, such Stockholder shall, in each case to the fullest extent that the Covered Mavericks Shares are entitled to vote thereon or consent thereto, or in any other circumstance in which the vote, consent or other approval of the Mavericks Stockholders is sought:

(i)   appear at each such meeting or otherwise cause such Stockholder’s Covered Mavericks Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii)  vote (or cause to be voted), in person or by proxy, or if applicable deliver (or cause to be delivered) a written consent covering, all of such Stockholder’s Covered Mavericks Shares:

(1)                                 in favor of (A) the adoption of the Merger Agreement and (B) the approval of the Stock Issuance

(2)                                 in favor of any proposal to adjourn a meeting of the Mavericks Stockholders to solicit additional proxies in favor of the adoption of the Merger Agreement or in favor of the approval of the Stock Issuance; and

(3)                                 against any Mavericks Acquisition Proposal.

(b)                       Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining whether a quorum is present (if applicable) and for purposes of recording the results of the vote or consent.

(c)                        Notwithstanding anything in this Section 2.1 to the contrary, (i) no Stockholder shall be required to vote or consent (or cause to be voted or consented) any of its Covered Mavericks Shares to amend the Merger Agreement (including any Exhibit thereto) or take any action that could result in the amendment or modification, or a waiver of a provision therein, in any such case, in a manner that alters or changes (in a manner adverse to Mavericks) the amount or kind of the consideration to be paid and (ii) each Stockholder shall remain free to vote (or execute consents or proxies with respect to) the Covered Mavericks Shares with respect to any matter not covered by this Section 2.1 in any manner such Stockholder deems appropriate, including in connection with the election of directors.

Section 2.2                                    Grant of Irrevocable Proxy. Each Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact Rockets, and any other Person designated by Rockets in writing (collectively, the “Grantees”), each of them individually, with full power of substitution and resubstitution, to the fullest extent of such Stockholder’s rights with respect to the Covered Mavericks Shares, effective as of the date hereof and continuing until the earliest to occur of (i) the time at which the Mavericks Stockholder Approval shall have been obtained in accordance with applicable Law and the certificate of incorporation and the bylaws of Mavericks and (ii) the termination of the Merger Agreement in accordance with its terms (the “Voting Period”), to vote (or execute written consents, if applicable) with respect to the Covered Mavericks Shares as required pursuant to Section 2.1, in each case, solely in the event of a failure by such Stockholder to act in accordance with Section 2.1. The proxy granted by each Stockholder under this Agreement shall be irrevocable during the Voting Period and shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, provided, that such proxy shall be deemed immediately revoked upon the Transfer of the applicable Covered Mavericks Shares, except for any Transfers among the Stockholders or by a Stockholder to an Affiliate thereof. Each Stockholder (a) will take such further action or execute such other instruments as may be necessary to effectuate the intent of such proxy and this Section 2.2 and (b) hereby revokes any proxy previously granted by such Stockholder with respect to any Covered Mavericks Shares. The power of attorney granted by each Stockholder under this Section 2.2 is a durable power of attorney and shall survive the bankruptcy or dissolution of such Stockholder. Other than as provided in this Section 2.2, no Stockholder shall directly or indirectly grant any Person any proxy (revocable or irrevocable), power of attorney or other authorization with respect to any of such Stockholder’s Covered Mavericks Shares. Rockets may terminate this proxy with respect to any Stockholder at any time at its sole election by written notice provided to such Stockholder.

ARTICLE III

OTHER COVENANTS

Section 3.1                                    Support. Each Stockholder shall, and shall cause its Affiliates to, use its and their reasonable best efforts to provide assistance to Mavericks in connection with the Merger Agreement, including, by supplying and providing all information to Mavericks or any Governmental Entity, as reasonably requested by Mavericks or any Governmental Entity, in connection with Mavericks (a) obtaining any necessary actions or nonactions, waivers, consents, approvals, registrations, permits, authorizations and other confirmations, including the Mavericks Approvals, from Governmental Entities in connection with the Merger and (b) making any necessary applications, registrations and filings and taking all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity in connection with the Merger.

Section 3.2                                    No Frustration; No Solicitation.  Each Stockholder shall, and shall cause its Affiliates to, and shall use reasonable best efforts to cause its and their respective Representatives to, immediately cease and terminate any and all solicitations, discussions or negotiations existing as of the date hereof between such Stockholder, Affiliates or Representatives, on the one hand, and Mavericks and its Affiliates or Representatives or any Third Party (or its Representatives), on the other hand, in connection with or in response to an actual or potential Mavericks Acquisition Proposal or any inquiry, proposal or indication of interest with respect thereto. From and after the date hereof, for the duration of the Voting Period, each Stockholder shall not, and each Stockholder shall cause its Affiliates not to, and shall use its reasonable best efforts to cause its and their Representatives (it being understood that, for purposes hereof, a Representative of Mavericks or its Subsidiaries shall not constitute a Representative of a Stockholder unless such Stockholder shall have separately engaged or directed such Person in his, her or its capacity as a stockholder of Mavericks) not to (and shall not authorize or give permission to its and their respective Representatives to), directly or indirectly (i) solicit, initiate, seek or knowingly encourage or facilitate the making, submission or announcement of, or make, submit or announce, any inquiry, discussion, request, offer or proposal that constitutes, or would reasonably be expected to lead to, a Mavericks Acquisition Proposal, (ii) (A) furnish any non-public information regarding Mavericks or any of its Subsidiaries to, or afford access to the properties, books and records of Mavericks or any of its Subsidiaries to, any Third Party, or (B) request or seek from Mavericks or any of its Subsidiaries any such access, in each case, in connection with or in response to, or that would be reasonably likely to lead to, a Mavericks Acquisition Proposal or any inquiry, proposal or indication of interest with respect thereto, (iii) engage or participate in any discussions or negotiations with Mavericks or any Third Party with respect to, or that would be reasonably likely to lead to, any Mavericks Acquisition Proposal or any inquiry, proposal or indication of interest with respect thereto, or (iv) adopt or approve, or enter into any letter of intent, agreement in principle, memorandum of understanding, term sheet, merger agreement, acquisition agreement, option agreement or any other agreement or instrument providing for or relating to any Mavericks Acquisition Proposal or any inquiry, proposal or indication of interest with respect thereto.

Section 3.3                                    Litigation. Each Stockholder agrees not to, and to cause each of its Affiliates not to, commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any Claim against Rockets, Mavericks or any of their respective directors or officers related to the Merger Agreement, the Merger or the Stock Issuance, including any Claim (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

Section 3.4                                    Stock Dividends, Distributions, Etc. In the event of a stock split, reverse stock split, stock dividend or distribution, or any change in Mavericks Common Stock by reason of any recapitalization, combination, reclassification, exchange of shares or similar transaction, the terms “Existing Shares” and “Covered Mavericks Shares” shall be deemed to refer to and include all such stock dividends and distributions and any Mavericks Securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 3.5                                    Required Oaktree Transfers.

(a)                       Mavericks and certain affiliates of the Oaktree Parties party thereto have entered into that certain Letter Agreement, dated as of the date hereof and without giving effect to any amendments after the date hereof (the “Sell-Down Agreement”). Rockets hereby agrees that is shall not have any rights with respect to the Sell-Down Agreement and shall not be a third party beneficiary thereunder; provided, however, that the Sell-Down Agreement shall not be amended, modified or waived in any respect, or terminated, without the prior written consent of Rockets. None of the Oaktree Parties or any of their Affiliates shall acquire “beneficial ownership” (for purposes of Rule 13d-3 or 13d-5 under the Exchange Act) of any additional shares of Rockets Common Stock, Mavericks Common Stock or any voting securities of Rockets or Mavericks between the date hereof and the Closing.

(b)                       Rockets and the Oaktree Parties hereby agree that, to the extent a number of shares of Mavericks Common Stock and/or Rockets Common Stock held by the Oaktree Parties that is less than the number of shares of Mavericks Common Stock and/or Rockets Common Stock contemplated to be Transferred pursuant to the Divestiture (as defined in the Sell-Down Agreement) have been Transferred prior to the Closing, Rockets shall purchase from the Oaktree Parties, and the Oaktree Parties shall collectively sell to Rockets, in each case, immediately prior to the Closing, a number of shares of Rockets Common Stock equal to such difference at a price per share equal to $13.24 so that, as of the Closing, the Oaktree Parties shall have Transferred an aggregate number of shares of Mavericks Common Stock and/or Rockets Common Stock equal to the number of Shares contemplated by the Sell-Down Agreement to be transferred pursuant to the Divestiture (as defined in the Sell-Down Agreement), provided that the price per share of $13.24 shall be subject to equitable adjustment in the event of any stock splits, reverse stock splits, recapitalization or similar transactions. Rockets and the Oaktree Parties further agree to execute customary transfer powers as are reasonably required to effect the Transfer as contemplated by this Section 3.5(b), provided that the Oaktree Parties shall not be required to make any representations and warranties, except with respect to ownership and absence of Liens as set forth in Section 4.1(c) of this Agreement. Notwithstanding anything to the contrary in this Section 3.5(b), (i) Rockets’ obligation to consummate any such purchase and sale by and between Rockets and any Oaktree Party shall be subject to the satisfaction or waiver of the conditions to the Closing of the Merger set forth in Article VII of the Merger Agreement and (ii) any such purchase and sale by and between Rockets and any Oaktree Party, whether or not previously consummated, shall be void and of no effect if the Closing does not occur.

(c)                        Notwithstanding anything contained in this Section 3.5 to the contrary, in the event that the Oaktree Parties collectively Beneficially Own less than the number of voting securities they would own if the Divesture (as defined in the Sell-Down Agreement) would have been effected in full pursuant to the Sell-Down Agreement (such number, the “Threshold”), (i) the restriction on the acquisition of additional voting securities set forth in the last sentence of Section 3.5(a) and (ii) the Oaktree Parties’ right to Transfer their shares of Rockets Common Stock to Rockets pursuant to Section 3.5(b) shall immediately cease to apply, provided that the Oaktree Parties or its Affiliates shall not acquire additional shares of Mavericks Common Stock and/or Rockets Common Stock that would cause them to “beneficially own” (for purposes of Rule 13d-3 or 13d-5 under the Exchange Act) in excess of the Threshold.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1                                    Representations and Warranties of the Stockholders. Each Stockholder, severally and not jointly, represents and warrants to Rockets as to itself as follows:

(a)                       Qualification and Organization. Such Stockholder is duly organized, validly existing and in good standing under the Laws of the state of its incorporation, formation or organization, as applicable. Such Stockholder has all requisite entity power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power and authority would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform and comply with its covenants and agreements under this Agreement. Such Stockholder is qualified to do business and is in good standing as a foreign entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform and comply with its covenants and agreements under this Agreement.

(b)                       Authority Relative to this Agreement; No Violation.

(i)                         Such Stockholder has all requisite entity power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the governing body of such Stockholder and no other entity proceedings on the part of such Stockholder are necessary to authorize the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming this Agreement constitutes the legal, valid and binding agreement of Rockets, constitutes the legal, valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

(ii)                      No authorization, consent, order, license, permit or approval of, or registration, declaration, notice or filing with, any Governmental Entity is necessary, under applicable Law, for the consummation by such Stockholder of the transactions contemplated by this Agreement.

(iii)                   The execution and delivery by such Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (1) (A) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, acceleration or put right of any material obligation or to the loss of a material benefit under any contract or agreement to which such Stockholder is a party or (B) result in the creation of any Liens upon any of the properties or assets of such Stockholder, (2) conflict with or result in any violation of any provision of the certificate of incorporation or bylaws or other equivalent organizational document, in each case as amended or restated, of such Stockholder or (3) conflict with or violate any applicable Law, other than, in the case of clauses (1) and (3), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform and comply with its covenants and agreements under this Agreement.

(c)                        Ownership of Shares. Such Stockholder Beneficially Owns the Existing Shares set forth opposite such Stockholder’s name on Exhibit A, free and clear of any Liens (other than as set forth on Schedule I hereto), and free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell, transfer or otherwise dispose of the Existing Shares) other than this Agreement and any limitations or restrictions imposed under applicable securities Laws. The Existing Shares set forth opposite such Stockholder’s name on Exhibit A constitute all of the shares of Mavericks Common Stock, and all of the Covered Mavericks Shares, Beneficially Owned by such Stockholder.

(d)                       Investigation; Litigation. To the actual knowledge of such Stockholder, (i) there is no investigation or review pending or threatened by any Governmental Entity, (ii) there are no Claims pending or threatened by or before any Governmental Entity, arbitrator or arbitration panel against such Stockholder or any of its properties or assets and (iii) there are no Orders of any Governmental Entity, arbitrator or arbitration panel outstanding binding on such Stockholder or any of its respective properties or assets, in each case, that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform and comply with its covenants and agreements under this Agreement.

(e)                        Merger Agreement. Each Stockholder understands and acknowledges that Rockets is entering into the Merger Agreement in reliance upon, and Rockets would not enter into the Merger Agreement without, such Stockholder’s execution and delivery of this Agreement.

Section 4.2                                    Representations and Warranties of Rockets.    Rockets hereby represents and warrants to the Stockholders as follows:

(a)                       Qualification and Organization. Rockets is duly incorporated, validly existing and in good standing under the Laws of the state of its incorporation. Rockets has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power and authority would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Rockets’ ability to perform and comply with its covenants and agreements under this Agreement. Rockets is qualified to do business and is in good standing as a foreign entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Rockets’ ability to perform and comply with its covenants and agreements under this Agreement.

(b)                       Authority Relative to this Agreement; No Violation.

(i)                         Rockets has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of Rockets and no other corporate proceedings on the part of Rockets are necessary to authorize the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Rockets and, assuming this Agreement constitutes the legal, valid and binding agreement of the Stockholders, constitutes the legal, valid and binding agreement of Rockets, enforceable against Rockets in accordance with its terms, subject to the Enforceability Exceptions.

(ii)                      Except as contemplated by the Merger Agreement, no authorization, consent, order, license, permit or approval of, or registration, declaration, notice or filing with, any Governmental Entity is necessary, under applicable Law, for the consummation by Rockets of the transactions contemplated by this Agreement.

(c)                        The execution and delivery by Rockets of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (1) (A) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, acceleration or put right of any material obligation or to the loss of a material benefit under any contract or agreement to which Rockets is a party or (B) result in the creation of any Liens upon any of the properties or assets of Rockets, (2) conflict with or result in any violation of any provision of the certificate of incorporation or bylaws or other equivalent organizational document, in each case as amended or restated, of Rockets or (3) conflict with or violate any applicable Law, other than, in the case of clauses (1) and (3), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Rockets’ ability to perform and comply with its covenants and agreements under this Agreement.

ARTICLE V

TERMINATION

Section 5.1                                    Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the date of any amendment, modification, change or waiver to any provision of the Merger Agreement that increases the amount or changes the form of the Merger Consideration (other than adjustments in accordance with the terms of the Merger Agreement) and (c) the Effective Time.  In addition, upon a Mavericks Change of Recommendation, the provisions of Article II of this Agreement (including, without limitation, the obligations of the Stockholders contemplated thereby) shall not apply for so long as such Mavericks Change of Recommendation shall remain in effect (and, for the avoidance of doubt, any proxy granted under Section 2.2 of this Agreement or otherwise hereunder shall automatically be deemed revoked); provided, however, that if the Mavericks Board withdraws such Mavericks Change of Recommendation and recommends that the stockholders of Mavericks adopt the Merger Agreement and approve the Stock Issuance (a “Renewed Recommendation”) the provisions of Article II (including, for the avoidance of doubt, the proxy granted pursuant to Section 2.2) shall be automatically reinstated, for so long as such Renewed Recommendation remains in effect. In the event of any such termination of this Agreement, the obligations of the Parties under this Agreement shall terminate and there shall be no liability on the part of any Party with respect to this Agreement; provided, however, that (x) this Article V and Article VI shall survive any such termination and each remain in full force and effect and (y) no Party shall be relieved or released from any liability or damages arising from a breach of any provision of this Agreement arising prior to such termination.

ARTICLE VI

MISCELLANEOUS

Section 6.1                                    No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Rockets any direct or indirect ownership or incidence of ownership of or with respect to any Covered Mavericks Shares. Except as otherwise provided in this Agreement, all rights, ownership and economic benefits of and relating to the Covered Mavericks Shares shall remain vested in and belong to the Stockholders, and Rockets shall have no authority to direct the Stockholders in the voting or disposition of any of the Covered Mavericks Shares.

Section 6.2                                    Amendment; Waiver. Any provision of this Agreement may be amended or waived, if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Parties or, in the case of a waiver, by the Party against whom the waiver is to be effective.

Section 6.3                                    Entire Agreement; Counterparts. This Agreement (including the exhibit hereto) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement may be executed in two (2) or more counterparts (including by facsimile or .pdf format), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by telecopy or otherwise) to the other Parties.

Section 6.4                                    Governing Law. This Agreement, and all Claims or causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) that may be based on, arise out of or relate to this Agreement or the negotiation, execution, performance, consummation or subject matter of this Agreement, shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 6.5                                    Jurisdiction; Specific Enforcement.

(a)                       The Parties agree that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed, or were threatened to be not performed, in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, prior to the valid termination of this Agreement in accordance with Article V, and in addition to any other remedy that may be available to it, including monetary damages, each Party shall be entitled to an injunction or injunctions, or other equitable remedies, to prevent breaches, or threatened breaches, of this Agreement and to enforce specifically the terms and provisions of this Agreement, in any court referred to in Section 6.5(b), without proof of actual damages (and each Party hereby waives any requirement for securing the posting of any bond in connection with such remedy). The Parties further agree that no Party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.5, and each Party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(b)                       All Claims arising from, under or in connection with this Agreement shall be raised to and exclusively determined by the Delaware Court of Chancery (or, if the Delaware Court of Chancery lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if jurisdiction is vested exclusively in the U.S. federal courts, the United States District Court for the District of Delaware, and any appellate court from any thereof. Each Party hereby irrevocably submits with regard to any such Claim for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of such courts and agrees that it will not bring any Claim relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts. Each Party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Claim with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of such courts for any reason other than the failure to serve in accordance with this Section 6.5, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) any Claim brought in such court is brought in an inconvenient forum, (B) the venue of such Claim is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each Party agrees that (1) service of all process, including the summons and complaints, in any action or proceeding with respect to this Agreement may be made by registered or certified mail, return receipt requested, to such Party at its address set forth in Section 6.7, and (2) any service pursuant to clause (1) above is sufficient to confer personal jurisdiction over such Party in such action or proceeding and otherwise constitutes effective and binding service in every respect.

Section 6.6                                    WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CLAIM WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION (WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, OR WHETHER AT LAW (INCLUDING AT COMMON LAW OR BY STATUTE) OR IN EQUITY) THAT MAY BE BASED ON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION, PERFORMANCE, CONSUMMATION OR SUBJECT MATTER OF THIS AGREEMENT. EACH PARTY HEREBY ACKNOWLEDGES AND CERTIFIES (I) THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) IT MAKES THIS WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 6.6.

Section 6.7                                    Notices. Any notice required to be given hereunder shall be sufficient if in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt by other than automatic means, whether electronic or otherwise), (b) when sent by email or (c) one (1) Business Day after the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses and email addresses:

To Rockets:

Dynegy Inc.

601 Travis, Suite 1400

Houston, Texas 77002

Attention:                                         Catherine C. James

Executive Vice President and General Counsel

Email:                                                            catherine.james@dynegy.com

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

1440 New York Avenue, NW

Washington, D.C. 20005

Attention:                                         Michael Rogan

Email:                                         michael.rogan@skadden.com

if to the Stockholders:

Apollo Management, L.P.
9 West 57th Street

New York, New York 10019
Attention:                      Laurie D. Medley
Email:                                         lmedley@apollolp.com

Apollo Capital Management, L.P.
9 West 57th Street

New York, New York 10019
Attention:                      Joseph D. Glatt
Email:                                         jglatt@apollolp.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton and Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention:                       John M. Scott
Email:                                          jscott@paulweiss.com

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Floor

Los Angeles, California 90071
Attention:                      Robert LaRoche

Corporate Actions Team

Email:                                         rlaroche@oaktreecapital.com
corpactionadmins@oaktreecapital.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton and Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention:                       Kenneth M. Schneider
Email:                                          kschneider@paulweiss.com

Brookfield Asset Management Inc.

181 Bay Street

PO Box 762

Toronto, Ontario, M5J 2T3

Email:                                         Ryan Szainwald

Attention:                      ryan.szainwald@brookfield.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153
Email:                                         Andrew Chizzik

Jessica Liou

Attention:                       andrew.chizzik@weil.com

jessica.liou@weil.com

or to such other address as any Party shall specify by written notice so given. Any Party may notify any other Party of any changes to the address or any of the other details specified in this Section 6.7; provided, however, that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 6.8                                    Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors and assigns.

Section 6.9                                    Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

Section 6.10                             Headings. Headings of the Articles and Sections of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretive effect whatsoever.

Section 6.11                             No Third-Party Beneficiaries. Each of the Parties agree that (a) their respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and (b) this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 6.12                             Construction.  Each of the Parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

Section 6.13                             Exhibit and Schedule. The Exhibit and Schedule to this Agreement are hereby incorporated and made a part of this Agreement and are an integral part of this Agreement.

Section 6.14                             Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring or required to incur such expenses.

Section 6.15                             Stockholder Capacity. Each Stockholder is executing and entering into this Agreement solely in such Stockholder’s capacity as a stockholder of Mavericks, and not in such Stockholder’s capacity as a director, officer, employee, agent or consultant of Mavericks.  Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director of Mavericks in the taking of any actions (or failure to act) in his or her capacity as a director of Mavericks, or in the exercise of his or her fiduciary duties as a director of Mavericks, or prevent or be construed to create any obligation on the part of any director or officer of Mavericks from taking any action in his or her capacity as such director, and no action taken solely in the capacity as a director of Mavericks shall be deemed to constitute a breach of this Agreement.

Section 6.16                             Non-Recourse                   . This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as a Party and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any Party or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate (other than the Stockholders) of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the Parties or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any Party against the other Parties, in no event shall any Party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, all as of the date first written above.

DYNEGY INC.

By:	/s/ Robert Flexon
	Name:	Robert Flexon
	Title:	President and Chief Executive Office

[SIGNATURE PAGE TO MERGER SUPPORT AGREEMENT]

STOCKHOLDERS

AEH (PEC), L.P.

By: AEH Holdings GP, LLC, its general partner

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AEH (CB), L.P.

By: AEH (CB) GP, LLC, its general partner

By: A EH Holdings (CB), L.P., its sole member

By: AEH Holdings GP, LLC, its general partner

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

LEROY DH, L.P.

By:	Leroy DH GP, LLC, its general partner

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

[Signature Page to Merger Support Agreement]

AP VII TXU (CS), L.P.

By: A P Vll TXU (CS) GP, LLC, its general partner

By: AP VJJ TXU Holdings (CS), L.P., its sole member

By: AEH Holdings GP, LLC, its general partner

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

CASTLE HOLDINGS TRUST 1

By: AP VII AEH Management, LLC, its portfolio manager

By: AP Vll TXU Holdings (UBS). L.P., its sole member,

By: AEH Holdings GP. LLC. its general partner

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

ACLF CO-INVESTMENT FUND, L.P.

By: Apollo Credit Liquidity Advisors, L.P., its general partner

By: Apollo Credit Liquidity Capital Management, LLC, its general partner

[Signature Page to Merger Support Agreement]

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AEC (LUX) S.A R.L.

By: AEC Holdings (Lux) S.a r.l., its sole shareholder

By: Apollo European Credit Master Fund, L.P., its sole shareholder

By: Apollo European Credit Advisors, L.P., its general partner

By: Apollo European Credit Advisors GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AESI (HOLDINGS) II, L.P.

By: AES Advisors II, L.P., its general partner

By: AES Advisors II GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Merger Support Agreement]

AESI II PROJECT POWER TRUST

By: AESI II Power Trust Management LLC, its portfolio manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AIE III PROJECT POWER TRUST

By: AP Investment Europe III Power Trust Management LLC, its portfolio manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

ANS U.S. HOLDINGS LTD.

By: Apollo SK Strategic Investments, L.P., its sole shareholder

By: Apollo SK Strategic Advisors GP, L.P., its general partner

By: Apollo SK Strategic Advisors, LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AP INVESTMENT EUROPE III, L.P.

By: Apollo Europe Advisors III, L.P., its general partner

[Signature Page to Merger Support Agreement]

By: Apollo Europe Capital Management III, LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By: Apollo Centre Street Advisors (APO DC), L.P., its general partner

By: Apollo Centre Street Advisors (APO DC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CREDIT MASTER FUND LTD.

By: Apollo Credit Fund LP, its shareholder

By: Apollo ST Credit Partners GP LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

And By:

By: Apollo Offshore Credit Fund Ltd., its shareholder

By: Apollo ST Fund Management LLC, its investment manager

[Signature Page to Merger Support Agreement]

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CREDIT OPPORTUNITY TRADING FUND III

By: Apollo Credit Opportunity Fund III LP, its general partner

By: Apollo Credit Opportunity Advisors III (APO FC) LP, its general partner

By: Apollo Credit Opportunity Advisors III (APO FC) GP LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

And By:

By: Apollo Credit Opportunity Fund (Offshore) III LP, its general partner

By: Apollo Credit Opportunity Advisors III (APO FC) LP, its general partner

By: Apollo Credit Opportunity Advisors III (APO FC) GP LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Merger Support Agreement]

APOLLO FRANKLIN PARTNERSHIP, L.P.

By: Apollo Franklin Advisors (APO DC), L.P., its general partner

By: Apollo Franklin Advisors (APO DC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO HERCULES PARTNERS, L.P.

By: Apollo Hercules Advisors, L.P., its general partner

By: Apollo Hercules Advisors GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO LINCOLN FIXED INCOME FUND, L.P.

By: Apollo Lincoln Fixed Income Advisors (APO DC), L.P., its general partner

By: Apollo Lincoln Fixed Income Advisors (APO DC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Merger Support Agreement]

APOLLO LINCOLN PRIVATE CREDIT FUND, L.P.

By: Apollo Lincoln Private Credit Advisors (APO DC), L.P., its general partner

By: Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.

By: Apollo SOMA Advisors, L.P., its general partner

By: Apollo SOMA Capital Management, LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO SPN INVESTMENTS I (CREDIT), LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO UNION STREET PARTNERS, L.P.

By: Apollo Union Street Advisors, L.P., its general partner

[Signature Page to Merger Support Agreement]

By: Apollo Union Street Capital Management, LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

CENTRE STREET PROJECT POWER TRUST

By: Apollo Centre Street Partnership Power Trust Management LLC, its portfolio manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

CLF FINANCE COMPANY, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

COF II (ST), LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Merger Support Agreement]

COF III PROJECT POWER TRUST

By: Apollo Credit Opportunity Fund III AIV I Power Trust Management LLC, its portfolio manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LEVERAGESOURCE V S.A R.L.

By: LeverageSource V, L.P., its sole shareholder

By: LS V GP, LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LINCOLN PROJECT POWER TRUST

By: Apollo Lincoln Private Credit Fund Power Trust Management LLC, its portfolio manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LSR LOAN FUNDING LLC

By: LeverageSource III, L.P., its sole member

By: LS III GP, LLC, its general partner

[Signature Page to Merger Support Agreement]

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

SOMA PROJECT POWER TRUST

By: Apollo Special Opportunities Managed Account Power Trust Management LLC, its portfolio manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

SPN PROJECT POWER TRUST

By: Apollo SPN Investments I Power Trust Management LLC, its portfolio manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

STONE TOWER CDO II LTD.

By: Apollo ST Debt Advisors LLC, its collateral manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

ZEUS INVESTMENTS, L.P.

By: Apollo Zeus Strategic Advisors, L.P., its general partner

[Signature Page to Merger Support Agreement]

By: Apollo Zeus Strategic Advisors, LLC, its general partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

ZEUS PROJECT POWER TRUST

By: Apollo Zeus Strategic Investments Power Trust Management LLC, its portfolio manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Merger Support Agreement]

STOCKHOLDERS:

BCP TITAN AGGREGATOR, LP.

By: Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

BCP TITAN SUB AGGREGATOR, L.P.

By: Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

BROOKFIELD TITAN HOLDINGS L.P.

By: Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

TITAN CO-INVESTMENT-MCG, L.P.

By: Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

[Signature Page to Merger Support Agreement]

TITAN CO-INVESTMENT-RBS, L.P.

By: Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

TITAN CO-INVESTMENT -DS. L.P.

By: Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

TITAN CO-INVESTMENT-FN, L.P.

By: Titan Co-investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

TITAN CO-INVESTMENT-MRS, L.P.

By: Titan Co-investment GP, LLC. Its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

[Signature Page to Merger Support Agreement]

TITAN CO-INVESTMENT-HI, L.P.

By: Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

TITAN CO-INVESTMENT-CN, L.P.

By : Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

TITAN CO-INVESTMENT-AC, L.P.

By: Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

TITAN CO-INVESTMENT-GLH, L.P.

By:Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

[Signature Page to Merger Support Agreement]

TITAN CO-INVESTMENT-LB, L.P.

By: Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

TITAN CO-INVESTMENT-ICG, L.P.

By: Titan Co-Investment GP, LLC, its general partner

By:	/s/ Bryan Chew
	Name:	Bryan Chew
	Title:	Vice President

[Signature Page to Merger Support Agreement]

OCM Opportunities Fund VII, L.P.

By: OCM Opportunities Fund VII GP, L.P., its general partner

By: OCM Opportunities Fund VII GP Ltd., its general partner

By: Oaktree Capital Management, L.P., its: director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

OCM Opportunities Fund VIIb, L.P.

By: OCM Opportunities Fund VIIb GP, L.P., its general partner

By: OCM Opportunities Fund VIIb GP Ltd. its general partner

By: Oaktree Capital Management, L.P. its director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

[Signature Page to Merger Support Agreement]

Oaktree FF Investment Fund, L.P.- Class B

By: Oaktree FF Investment Fund GP, L.P., its general partner

By: Oaktree FF Investment Fund GP Ltd., its general partner

By: Oaktree Capital Management, L.P., its director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

Oaktree Value Opportunities Fund, L.P.

By: Oaktree Value Opportunities Fund GP, L.P., its general partner

By: Oaktree Value Opportunities Fund GP Ltd., its general partner

By: Oaktree Capital Management, L.P., its director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

[Signature Page to Merger Support Agreement]

Oaktree Opportunities Fund VIII, L.P.

By: Oaktree Opportunities Fund VIII GP, L.P., its general partner

By: Oaktree Opportunities Fund VIII GP Ltd., its general partner

By: Oaktree Capital management, L.P., its director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

Oaktree Huntington Investment Fund, L.P.

By: Oaktree Huntington Investment Fund GP, L.P., its general partner

By: Oaktree Huntington Investment Fund GP Ltd., its general partner

By: Oaktree Capital Management, L.P., its director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

[Signature Page to Merger Support Agreement]

Oaktree Opportunities Fund VIII (Parallel 2), L.P.

By: Oaktree Opportunities Fund VIII GP, L.P., its general partner

By: Oaktree Opportunities Fund VIII GP Ltd., its general partner

By: Oaktree Capital Management, L.P., its director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

Oaktree Opportunities Fund VIIIb, L.P.

By: Oaktree Opportunities Fund VIIIb GP, L.P., its general partner

By: Oaktree Opportunities Fund VIIIb GP Ltd., its general partner

By: Oaktree Capital Management, L.P., its director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

[Signature Page to Merger Support Agreement]

Oaktree Opportunities Fund IX, L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its general partner

By: Oaktree Opportunities Fund IX GP Ltd., its general partner

By: Oaktree Capital Management, L.P., its director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

Oaktree Opportunities Fund IX (Parallel 2), L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its general partner

By: Oaktree Opportunities Fund IX GP Ltd., its general partner

By: Oaktree Capital Management, L.P., director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

[Signature Page to Merger Support Agreement]

Oaktree Opportunities Fund X, L.P.

By: Oaktree Opportunities Fund IX GP, L.P., its general partner

By: Oaktree Opportunities Fund IX GP Ltd., its general partner

By: Oaktree Capital Management, L.P., its director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

Oaktree-Forrest Multi-Strategy, LLC - Series B

By: Oaktree Capital Management, L.P., its manager

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

Oaktree Huntington Investment Fund II, L.P. - Class A

By: Oaktree Huntington Investment Fund II GP, L.P., its general partner

[Signature Page to Merger Support Agreement]

By: Oaktree Fund GP, LLC, its general partner

By: Oaktree Fund GP I, L.P., its managing member

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Vice President

By:	/s/ Emily Stephens
	Name:	Emily Stephens
	Title:	Managing Director

Oaktree Loan Fund 2x, L.P.

By: Oaktree Loan Fund GP, L.P., its general partner

By: Oaktree Fund GP II, L.P., its general partner

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Authorized Signatory

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Authorized Signatory

Oaktree High Yield Bond Fund, L.P.

By: Oaktree High Yield Bond Fund GP, L.P., its general partner

By: Oaktree Fund GP IIA, LLC, its general partner

[Signature Page to Merger Support Agreement]

By: Oaktree Fund GP II, L.P., its managing member

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Authorized Signatory

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Authorized Signature

Oaktree High Yield Fund II, L.P.

By:	Oaktree Fund GP II, L.P., its general partner

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Authorized Signatory

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Authorized Signature

Oaktree Global High Yield Bond Fund L.P.

By: Oaktree Global High Yield Bond Fund GP, L.P., its general partner

By: Oaktree Fund GP IIA, LLC, its general partner

By: Oaktree Fund GP II, LP, its managing member

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Authorized Signatory

[Signature Page to Merger Support Agreement]

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Authorized Signature

OCM High Yield Trust

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Authorized Signatory

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Authorized Signature

Arch Reinsurance Ltd.

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Automobile Club of Southern California

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

[Signature Page to Merger Support Agreement]

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Central States Pension Fund/GSAM, L.P.

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Employees’ Retirement Fund of the City of Dallas

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

CSAA Insurance Exchange

By: Oaktree Capital Management, L.P., its investment manager

[Signature Page to Merger Support Agreement]

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Dow Retirement Group Trust

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

FCA US LLC Master Retirement Trust

By:	Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

[Signature Page to Merger Support Agreement]

International Paper Company Commingled Investment Group Trust

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Iowa Public Employee’s Retirement System

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Missouri Education Pension Trust

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

[Signature Page to Merger Support Agreement]

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

PG&E Corporation Retirement Master Trust

By: Oaktree Capital management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Pacific Gas and Electric VEBA

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Sears Holdings Master Pension Trust

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

[Signature Page to Merger Support Agreement]

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Oaktree Senior Loan Fund, L.P.

By: Oaktree Senior Loan Fund GP, L.P., its general partner

By: Oaktree Fund GP IIA, LLC, its general partner

By: Oaktree Fund GP II, L.P., its managing member

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Authorized Signatory

State Teachers Retirement System of Ohio

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

[Signature Page to Merger Support Agreement]

Texas County and District Retirement System

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

TMCT II, LLC

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Fonds Voor Gemene Rekening Beroepsvervoer

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

[Signature Page to Merger Support Agreement]

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

Wespath Benefits Investments

By: Oaktree Capital Management, L.P., its investment manager

By:	/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Vice President, Legal

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Managing Director

[Signature Page to Merger Support Agreement]

EXHIBIT A

EXISTING SHARES

Stockholder	Number of Existing Shares
ACLF CO-INVESTMENT FUND, L.P.	1,892,991
AEC (LUX) S.A R.L.	266,116
AEH (PEC), L.P.	3,463,600
AEH (CB), L.P.	8,294,130
AESI (HOLDINGS) II, L.P.	129,420
AESI II PROJECT POWER TRUST	225,090
AIE III PROJECT POWER TRUST	261,349
LEROY DH, L.P.	2,044,795
ANS U.S. HOLDINGS LTD.	158,194
AP INVESTMENT EUROPE III, L.P.	175,274
AP VII TXU (CS), L.P.	10,954,278
APOLLO CENTRE STREET PARTNERSHIP, L.P.	495,882
APOLLO CREDIT MASTER FUND LTD.	431,187
APOLLO CREDIT OPPORTUNITY TRADING FUND III	1,307,578
APOLLO FRANKLIN PARTNERSHIP, L.P.	135,053
APOLLO HERCULES PARTNERS, L.P.	312,942
APOLLO LINCOLN FIXED INCOME FUND, L.P.	25,010
APOLLO LINCOLN PRIVATE CREDIT FUND, L.P.	8,152
APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.	25,685
APOLLO SPN INVESTMENTS I (CREDIT), LLC	474,719
APOLLO UNION STREET PARTNERS, L.P.	260,785
CASTLE HOLDINGS TRUST 1	5,799,414
CENTRE STREET PROJECT POWER TRUST	432,817
CLF FINANCE COMPANY, LLC	2,635,784
COF II (ST), LLC	158,817
COF III PROJECT POWER TRUST	3,319,198
LEVERAGESOURCE V S.A R.L.	1,639,954
LINCOLN PROJECT POWER TRUST	409,325
LSR LOAN FUNDING LLC	4,578,999
SOMA PROJECT POWER TRUST	852,384
SPN PROJECT POWER TRUST	1,079,586
STONE TOWER CDO II LTD.	30,380
ZEUS INVESTMENTS, L.P.	142,420
ZEUS PROJECT POWER TRUST	416,251
BCP TITAN AGGREGATOR, L.P.	4,505,400
BCP TITAN SUB AGGREGATOR, L.P.	4,793,319
BROOKFIELD TITAN HOLDINGS LP	22,817,924
TITAN CO-INVESTMENT-MCG, L.P.	244,213
TITAN CO-INVESTMENT-RBS, L.P.	2,098,937
TITAN CO-INVESTMENT-DS, L.P.	139,838
TITAN CO-INVESTMENT-FN, L.P.	223,384
TITAN CO-INVESTMENT-MRS, L.P.	562,650
TITAN CO-INVESTMENT-HI, L.P.	2,591,601
TITAN CO-INVESTMENT-CN, L.P.	532,398

TITAN CO-INVESTMENT-AC, L.P.	1,903,300
TITAN CO-INVESTMENT-GLH, L.P.	223,384
TITAN CO-INVESTMENT-LB, L.P.	279,675
TITAN CO-INVESTMENT-ICG L.P.	563,838
OCM OPPORTUNITIES FUND VII, L.P.	2,083,134
OCM OPPORTUNITIES FUND VIIB, L.P.	14,971,236
OAKTREE FF INVESTMENT FUND, L.P.	1,660,474
OAKTREE VALUE OPPORTUNITIES FUND, L.P.	1,553,922
OAKTREE OPPORTUNITIES FUND VIII, L.P.	8,192,524
OAKTREE HUNTINGTON INVESTMENT FUND, L.P.	1,994,051
OAKTREE OPPORTUNITIES FUND VIII (PARALLEL 2), L.P.	232,580
OAKTREE OPPORTUNITIES FUND VIIIB, L.P.	4,730,866
OAKTREE OPPORTUNITIES FUND IX, L.P.	8,073,098
OAKTREE OPPORTUNITIES FUND IX (PARALLEL 2), L.P.	74,139
OAKTREE OPPORTUNITIES FUND X, L.P.	4,143,519
OAKTREE-FORREST MULTI-STRATEGY, LLC - SERIES B	121,143
OAKTREE HUNTINGTON INVESTMENT FUND II , L.P. - CLASS A	608,126
OAKTREE LOAN FUND 2X, L.P.	361,209
OAKTREE HIGH YIELD BOND FUND, L.P.	97,035
OAKTREE HIGH YIELD FUND II, L.P.	117,614
OAKTREE GLOBAL HIGH YIELD BOND FUND L.P.	83,918
OCM HIGH YIELD TRUST	114,055
ARCH REINSURANCE LTD.	13,144
AUTOMOBILE CLUB OF SOUTHERN CALIFORNIA	5,232
CENTRAL STATES PENSION FUND/GSAM, L.P.	52,849
EMPLOYEES’ RETIREMENT FUND OF THE CITY OF DALLAS	23,838
CSAA INSURANCE EXCHANGE	10,702
DOW RETIREMENT GROUP TRUST	9,336
FCA US LLC MASTER RETIREMENT TRUST	45,216
INTERNATIONAL PAPER COMPANY COMMINGLED INVESTMENT GROUP TRUST	27,353
IOWA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM	58,969
MISSOURI EDUCATION PENSION TRUST	90,895
PG&E CORPORATION RETIREMENT MASTER TRUST	31,766
PACIFIC GAS AND ELECTRIC VEBA	2,609
SEARS HOLDINGS MASTER PENSION TRUST	13,679
OAKTREE SENIOR LOAN FUND, L.P.	460,321
STATE TEACHERS RETIREMENT SYSTEM OF OHIO	40,870
TEXAS COUNTY AND DISTRICT RETIREMENT SYSTEM	39,585
TMCT II, LLC	8,843
FONDS VOOR GEMENE REKENING BEROEPSVERVOER	45,911
WESPATH BENEFITS INVESTMENTS	32,045

SCHEDULE I

Shares of Maverick Common Stock held by BCP Titan Sub Aggregator, L.P. (“BCP Titan”) are included as Collateral (as defined therein) under that certain Amended and Restated Credit and Security Agreement, dated as of October 7, 2016, among BCP Titan and Sun Life Assurance Company of Canada.